                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:

/ / Preliminary Proxy Statement                 / / Confidential, for use of the Commission
/X/ Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-2

                          Great Bay Power Corporation
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                          GREAT BAY POWER CORPORATION
                                 20 LADD STREET
                      PORTSMOUTH, NEW HAMPSHIRE 03801-4080

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 16, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of Great Bay Power Corporation (the "Company") will be held at the Grand Hyatt New York, Palace Room, Park Avenue at Grand Central, New York, New York 10017, on Tuesday, April 16, 1996 at 10:00 a.m., local time, to consider and act upon the following matters:

          1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified.

          2. To approve the Company's 1995 Stock Option Plan.

          3. To ratify the selection by the Board of Directors of Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 11, 1996 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's Common Stock.

     All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors,

                                          FRANK W. GETMAN JR., Secretary

Portsmouth, New Hampshire
March 22, 1996

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                          GREAT BAY POWER CORPORATION
                                 20 LADD STREET
                      PORTSMOUTH, NEW HAMPSHIRE 03801-4080

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 16, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Great Bay Power Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on April 16, 1996 and at any adjournment of that meeting (the "Meeting"). All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company.

     The Company's Annual Report for the fiscal year ended December 31, 1995 (which consists in principal part of the Company's Annual Report on Form 10-K for such year as filed with the Securities and Exchange Commission (the "Commission")) is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about March 22, 1996. A copy of the Exhibits to the Company's Annual Report on Form 10-K for such year will be furnished to any stockholder upon payment of an appropriate processing fee pursuant to a written request sent to the Secretary, Great Bay Power Corporation, 20 Ladd Street, Portsmouth, New Hampshire 03801-4080.

VOTING SECURITIES AND VOTES REQUIRED

     On March 11, 1996, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 7,999,948 shares of Common Stock of the Company, $.01 par value per share ("Common Stock"). Stockholders are entitled to one vote per share.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered as present for quorum purposes but will not be counted as votes cast. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage or a plurality of the votes cast or shares voting on a matter.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the meeting is required for the approval of the 1995 Stock Option Plan and the ratification of the selection of Arthur Andersen LLP as the Company's independent accountants for the current fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of February 29, 1996, regarding the ownership of the Company's Common Stock by (i) the only persons known by the Company to own more than five percent of the outstanding shares,
(ii) all directors and nominees of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table (the "Named
Executive Officers") and (iv) all directors and executive officers of the Company as a group.

                                                             SHARES OF
                                                            COMMON STOCK       PERCENTAGE OF
       NAME AND ADDRESS                                     BENEFICIALLY        COMMON STOCK
     OF BENEFICIAL OWNER                                      OWNED(1)         OUTSTANDING(2)
     -------------------                                    ------------       --------------
    5% Stockholders
    Group consisting of:
      Leon G. Cooperman,
      Omega Capital Partners, L.P.,
      Omega Institutional Partners, L.P. and
      Omega Advisors, Inc.
      (the "Omega Group").................................    2,710,500(3)          33.9%
      c/o Omega Advisors, Inc.
      Wall Street Plaza
      88 Pine Street
      New York, NY 10005

    Group consisting of:
      Elliott Associates, L.P.,
      Westgate International, L.P.,
      Martley International, Inc.
      and Paul E. Singer
      (the "Elliott Group")...............................    1,987,458(4)          24.8%
      c/o Elliott Associates, L.P.
      712 Fifth Avenue
      36th Floor
      New York, NY 10019

    Group consisting of:
      SC Fundamental Fund, L.P.,
      SC Fundamental Inc.,
      SC Fundamental Value BVI, Inc.,
      Gary N. Siegler and
      Peter M. Collery....................................      896,000(5)          11.2%
      c/o Siegler, Collery & Co.
      712 Fifth Avenue
      New York, NY 10019

    Directors and Executive Officers:

    Kenneth A. Buckfire...................................        1,000(6)         *

    Andrew J. Kurtz.......................................            0(6)         *

    Charles A. Leeds, Jr. ................................    2,710,500(7)          33.9%

    John A. Tillinghast...................................        1,000(8)         *

    Frank W. Getman Jr. ..................................            0                 0

    All directors and executive officers as a group (5
      individuals)........................................    2,712,500(7)(9)       33.9%

---------------
  * Percentage is less than 1% of the total number of outstanding shares of Common Stock of the Company.

 (1) The number of shares of Common Stock beneficially owned by each person or entity is determined under rules promulgated by the Commission. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power, and also includes any shares which the person or entity has the right to acquire within 60 days after February 29, 1996. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

 (2) Number of shares deemed outstanding includes 7,999,948 shares outstanding as of February 29, 1996, plus any shares subject to options held by the person or entity in question that are currently exercisable or exercisable within 60 days after February 29, 1996.

 (3) The information presented herein is as reported in, and based solely upon, a Schedule 13D filed by the indicated stockholders with the Commission on July 13, 1995. Leon C. Cooperman reported beneficial ownership of 2,710,500 shares, with sole voting and dispositive power with respect to 2,355,320 of such shares and shared voting and dispositive power with respect to 355,180 of such shares. Omega Capital Partners, L.P. ("Omega Capital") reported beneficial ownership of 1,031,760 shares, with sole voting and dispositive power as to all such shares. Omega Institutional Partners, L.P. ("Omega Institutional") reported beneficial ownership of 883,720 shares, with sole voting and dispositive power as to such shares. Omega Advisors, Inc. ("Omega Advisors") reported beneficial ownership of 795,020 shares with sole voting and dispositive power with respect to 439,840 of such shares and shared voting and dispositive power with respect to 355,180 of such shares. Mr. Cooperman is the managing partner of each of Omega Capital Partners, L.P. and Omega Institutional Partners, L.P. and is the President of Omega Advisors, Inc. These stockholders may be deemed to be a group for purposes of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 (4) The information presented herein is as reported in, and based solely upon, a Schedule 13D filed by the indicated stockholders with the Commission on January 16, 1996. Elliott Associates, L.P., a Delaware limited partnership ("Elliott"), reported beneficial ownership of 1,267,812 shares, with sole voting and dispositive power as to such shares. Westgate International, L.P., a Cayman Islands limited partnership ("Westgate"), reported beneficial ownership of 719,646 shares. Martley International, Inc., a Delaware corporation and investment manager for Westgate ("Martley"), and Westgate reported shared voting and dispositive power with respect to all shares reported as beneficially owned by Westgate. Mr. Paul E. Singer is the general partner of Elliott and the President of Martley. These stockholders may be deemed to be a group for purposes of Rule 13d-3 promulgated under the Exchange Act.

 (5) The information presented herein is as reported in, and based solely upon, a Schedule 13D filed by the indicated stockholders with the Commission on July 13, 1995. Gary N. Siegler ("Siegler") and Peter M. Collery ("Collery") each reported beneficial ownership of all of such shares, with sole voting and dispositive power with respect to 896,000 shares. The SC Fundamental Fund, L.P. ("Fund") and its general partner, SC Fundamental Inc. ("SC"), each reported beneficial ownership of 557,000 shares, with shared voting and dispositive power as to all such shares. SC Fundamental Value BVI, Inc. ("BVI") reported beneficial ownership of 339,000 shares, with shared voting and dispositive power as to all such shares. Mr. Siegler is a controlling stockholder, president and a director of SC and BVI. Mr. Collery is a controlling stockholder, vice president and a director of SC and BVI. These stockholders may be deemed to be a group for purposes of Rule 13d-3 promulgated under the Exchange Act.

 (6) Excludes 20,000 shares of Common Stock issuable upon exercise of outstanding stock options that have been granted but are subject to stockholder approval of the Company's 1995 Stock Option Plan.

 (7) Includes the 2,710,500 shares deemed beneficially owned by the Omega Group. See footnote (3) above. Mr. Leeds is a general partner of Omega Capital and Omega Institutional. Mr. Leeds disclaims beneficial ownership of all shares deemed beneficially owned by the Omega Group.

 (8) Excludes 100,000 shares of Common Stock issuable upon exercise of outstanding stock options, exercisable within 60 days after February 29, 1996, that have been granted but are subject to stockholder approval of the Company's 1995 Stock Option Plan.

 (9) Excludes 140,000 shares of Common Stock issuable upon exercise of outstanding stock options, exercisable within 60 days after February 29, 1996, that have been granted but are subject to stockholder approval of the Company's 1995 Stock Option Plan.

                             ELECTION OF DIRECTORS

     The persons named in the enclosed proxy card (John A. Tillinghast and Frank
W. Getman Jr.) will vote to elect the four nominees named below as Directors of the Company unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy card to that effect. Each nominee is presently serving as a director and has consented to being named in this Proxy Statement and to serve if elected.

     Each director will be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. If for any reason any nominee should become unavailable for election prior to the Meeting, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently expected that any of the nominees will be unavailable.

     Set forth below are the name and age of each member of the Board of Directors and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly-held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of February 29, 1996, appears under "Security Ownership of Certain Beneficial Owners and Management."

KENNETH A. BUCKFIRE, age 37, has served as a director of the Company since
     November 1994. Mr. Buckfire has been a Director at Wasserstein Perella & Co., Inc. since January 1996. Mr. Buckfire served with Lehman Brothers, Inc. from September 1994 to January 1996 as a Senior Vice President of High Yield Banking and from March 1991 to August 1994 as a Vice President of High Yield Banking. Mr. Buckfire is a director of Pike Advertising Services, Inc. and Caddis International, Inc. Mr. Buckfire holds a B.A. from the University of Michigan and an M.B.A. from Columbia University.

ANDREW J. KURTZ, age 29, has served as a director of the Company since May 1995.
     Mr. Kurtz has been an analyst and portfolio manager for Stonington Management Corporation, an affiliate of Elliott Associates, L.P., since July 1994. From August 1992 to July 1994, Mr. Kurtz was an attorney at Weil, Gotshal and Manges in New York. Mr. Kurtz was employed by Chemical Realty Corporation, a division of Chemical Bank, from 1988 to 1989. Mr. Kurtz has a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania and a J.D. from the University of Pennsylvania.

CHARLES A. LEEDS, JR., age 44, has served as a director of the Company since
     November 1995. Mr. Leeds has served as the Portfolio Manager for Omega Advisors, Inc. since 1991. Mr. Leeds holds a B.A. in Economics from the University of Pennsylvania and an M.B.A. from Columbia University.

JOHN A. TILLINGHAST, age 68, has served as President, Treasurer and a director of the Company since November 1994 and Chief Executive Officer since April 1995. Since 1987, Mr. Tillinghast has served as President and the sole stockholder of Tillinghast Technology Interests, Inc. ("TILTEC"), a private consulting firm. From 1986 to 1993, Mr. Tillinghast served as Chairman of the Energy Engineering Board of the National Academy of Sciences. He holds an M.S. in Mechanical Engineering from Columbia University.

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during 1995 its officers, directors and holders of more than 10% of the Company's Common Stock complied with all
Section 16(a) filing requirements.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors met 15 times (including by telephone conference and by written consent) during 1995. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

     The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company and administers and grants stock options pursuant to the Company's 1995 Stock Option Plan (the "1995 Plan"). The Compensation Committee held one meeting during 1995. The current members of the Compensation Committee are Messrs. Buckfire, Goodenough, Kurtz and Leeds. Mr. Goodenough, currently a director of the Company, has declined to be nominated for reelection to the Board of Directors.

     The Board of Directors has an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee did not meet during 1995, but met in February 1996 to review the results of the audit of fiscal year 1995. The current members of the Audit Committee are Messrs. Buckfire, Goodenough and Kurtz.

     The Company has no nominating committee of the Board of Directors.

COMPENSATION FOR DIRECTORS

     Employee directors do not receive any compensation for serving on the Board. Non-employee directors receive $2,500 per quarter, plus reasonable expenses. Non-employee directors are also eligible to receive stock option grants in accordance with a formula specified in the 1995 Plan. See "Approval of 1995 Stock Option Plan." Mr. Leeds, a non-employee director of the Company, has waived his rights to all compensation available to non-employee directors, including his right to receive stock options pursuant to the 1995 Plan.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and the Company's other executive officer who was serving as an executive officer on December 31, 1995:

                           SUMMARY COMPENSATION TABLE
                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                          ANNUAL COMPENSATION         ------------
                                                       --------------------------       OPTIONS/
     NAME AND                                                   SALARY      BONUS         SARS
PRINCIPAL POSITION                                     YEAR     ($)(1)      ($)(1)       (#)(2)
------------------                                     ----     -------     -----     ------------
John A. Tillinghast (3)..............................  1995     $95,000       0          200,000
  President and Chief Executive Officer                1994       9,896       0

Frank W. Getman Jr. (4)..............................  1995      41,667       0           75,000
  Vice President, General Counsel and Secretary

---------------
(1) Amounts shown represent cash compensation earned by the Named Executive Officers for the fiscal years presented.

(2) The option exercise price is equal to the fair market value of the Common Stock on the date of grant. Each executive officer also holds a contingent stock appreciation right relating to his option pursuant to his respective employment agreement. See "Employment Agreements."

(3) Mr. Tillinghast's employment with the Company commenced on November 23,
    1994.

(4) Mr. Getman's employment with the Company commenced on August 1, 1995.

     OPTION/SAR GRANT TABLE. The following table sets forth certain information regarding options and SARs granted during the fiscal year ended December 31, 1995 by the Company to the Named Executive Officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                              INDIVIDUAL GRANTS
                           --------------------------------------------------------
                                             PERCENT OF
                           NUMBER OF           TOTAL                                    POTENTIAL REALIZABLE
                           SECURITIES         OPTIONS/                                 VALUE AT ASSUMED RATES
                           UNDERLYING           SARS                                       OF STOCK PRICE
                            OPTIONS/         GRANTED TO                                   APPRECIATION FOR
                              SARS           EMPLOYEES     EXERCISE OR                    OPTION TERM (2)
                            GRANTED          IN FISCAL     BASE PRICE    EXPIRATION    ----------------------
NAME                          (#)               YEAR        ($/SH)(1)       DATE        5%($)        10%($)
----                       ----------       ------------   -----------   ----------    --------    ----------
John A. Tillinghast......    200,000(3)(4)      72.7%         $8.00        4/24/02     $652,000    $1,518,000
Frank W. Getman Jr. .....     75,000(4)(5)      27.3%          8.50        8/01/02      259,500       642,000

---------------
(1) The exercise price is equal to the fair market value of the Company's Common Stock on the date of grant. Each executive officer also holds a contingent stock appreciation right relating to his option pursuant to his respective employment agreement. See "Employment Agreements."

(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the dates the respective options were granted to their expiration dates. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, the optionholder's continued employment through the option period, and the date on which the options are exercised.

(3) Subject to stockholder approval of the Company's 1995 Stock Option Plan, this option may be exercised with respect to 100,000 shares on or after the date of the 1996 Annual Meeting of Stockholders and with respect to an additional 100,000 shares on or after April 24, 1997.

(4) The exercisability of these options is accelerated upon the occurrence of a change in control (as defined in the 1995 Plan). Pursuant to a contingent stock appreciation right provision relating to these options, if the stockholders do not approve the 1995 Plan before April 24, 1996, the Company will be required to pay to each optionholder in cash an amount equal to the excess, if any, of the fair market value per share of the Common Stock on April 24, 1996 over the fair market value of the Common Stock on the date of grant multiplied by the number of shares for which the option is exercisable. See "Employment Agreements." These options are intended to qualify as incentive stock options.

(5) Subject to stockholder approval of the Company's 1995 Stock Option Plan, this option may be exercised with respect to 35,000 shares on or after August 1, 1996 and with respect to an additional 20,000 shares on or after each of August 1, 1997 and August 1, 1998.

     OPTION EXERCISES AND YEAR-END VALUES. The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended December 31, 1995 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive
Officers on December 31, 1995:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                            NUMBER OF
                                                                           SECURITIES         VALUE OF
                                                                           UNDERLYING       UNEXERCISED
                                                                           UNEXERCISED      IN-THE- MONEY
                                                                          OPTIONS/SARS      OPTIONS/SARS
                                                                            AT FISCAL        AT FISCAL
                                                                            YEAR-END          YEAR-END
                                               SHARES                        (#)(1)            ($)(2)
                                              ACQUIRED        VALUE       -------------     ------------
                                             ON EXERCISE     REALIZED     EXERCISABLE/      EXERCISABLE/
NAME                                             (#)           ($)        UNEXERCISABLE     UNEXERCISABLE
----                                         -----------     --------     -------------     ------------
John A. Tillinghast........................       0              0           0 /200,000        0 / 0

Frank W. Getman Jr.........................       0              0          0 /  75,000        0 / 0

---------------
(1) Options granted but subject to stockholder approval of the Company's 1995 Stock Option Plan. Each executive officer also holds a contingent stock appreciation right relating to his option pursuant to his respective employment agreement. See "Employment Agreements."

(2) Based on the fair market value of the Common Stock on December 31, 1995 ($8.00) less the option exercise price.

EMPLOYMENT AGREEMENTS

     Effective April 24, 1995, John A. Tillinghast, the President of the Company, entered into an Employment Agreement with the Company (the "Tillinghast Employment Agreement") pursuant to which Mr. Tillinghast agreed to serve, on a full-time basis, as the President and Chief Executive Officer of the Company through December 31, 1996. The Tillinghast Employment Agreement provides for an annual salary of $95,000. In addition, pursuant to the Tillinghast Employment Agreement, Mr. Tillinghast was granted an incentive stock option to purchase 200,000 shares of Common Stock, at an exercise price of $8.00 per share, under the 1995 Plan. The option vests with respect to 100,000 shares on the date of the 1996 Annual Meeting of Stockholders and with respect to the remaining 100,000 shares on April 24, 1997. Pursuant to a contingent stock appreciation right provision relating to this option and contained in the Tillinghast Employment Agreement, if the stockholders do not approve the 1995 Plan before April 24, 1996, the Company will be required to pay to Mr. Tillinghast in cash an amount equal to the excess, if any, of the fair market value per share of the Common Stock on April 24, 1996 over the fair market value of the Common Stock on the date of grant multiplied by 200,000. Any such payment would be in complete substitution of the option.

     Effective August 1, 1995 (the "Getman Commencement Date"), Frank W. Getman Jr. commenced employment with the Company and entered into an Employment Agreement (the "Getman Employment Agreement") pursuant to which he agreed to serve as Vice President, General Counsel and Secretary through August 1, 1998. The Getman Employment Agreement provides for an annual salary of $100,000. In addition, the Company loaned Mr. Getman $75,000 at the time he commenced employment. The principal amount of the loan will be forgiven in equal installments of $25,000 on each of the first, second and third anniversaries of the Getman Commencement Date, so long as Mr. Getman remains employed by the Company on such dates. In the event that Mr. Getman's employment is terminated for cause (as defined in the Getman Employment Agreement) or by Mr. Getman, he has agreed to repay to the Company the outstanding principal amount of such loan at such time, less any amounts forgiven by the Company, plus interest accrued on such adjusted principal amount from the Getman Commencement Date at an interest rate of 6% per year.

     Pursuant to the Getman Employment Agreement, Mr. Getman was also granted an incentive stock option to purchase 75,000 shares of Common Stock, at an exercise price of $8.50 per share, under the 1995

Plan. The option vests with respect to 35,000 shares on the first anniversary of the Getman Commencement Date and with respect to an additional 20,000 shares on each of the second and third anniversaries of the Getman Commencement Date. Pursuant to a contingent stock appreciation right provision contained in the option agreement relating to this option, if the stockholders do not approve the Plan and authorize for issuance additional shares of Common Stock before April 24, 1996, the Company will be required to pay to Mr. Getman in cash an amount equal to the excess, if any, of the fair market value per share of the Common Stock on April 24, 1996 over the fair market value of the Common Stock on the date of grant multiplied by 75,000. Any such payment will be in complete substitution of such incentive stock option.

     In the event that Mr. Getman's employment with the Company terminates in a "Qualifying Termination" in connection with a "Change in Control" (each as defined in the Getman Employment Agreement), (i) Mr. Getman is entitled to receive in cash an amount equal to the greater of the sum of his annual salary from the date of termination until the date of expiration of the Getman Employment Agreement or twice his annual salary (excluding loan forgiveness) at the date of such Change in Control; (ii) the outstanding loan amount, to the extent not forgiven, shall be immediately forgiven; and (iii) all outstanding stock options shall become immediately exercisable. A Qualifying Termination will be treated as having occurred prior to the second anniversary of a Change in Control upon (i) the termination of Mr. Getman's employment other than for cause or (ii) the voluntary resignation by Mr. Getman following, generally, any material impairment or material adverse change in his working conditions, authority, position or compensation as compared with that in effect immediately prior to the Change in Control.

CERTAIN TRANSACTIONS

     Mr. Tillinghast serves as the President and sole stockholder of Tillinghast Technology Interests, Inc. ("TILTEC"), a private consulting firm that provides services to various corporations relative to cogeneration, alternative energy projects, third party power generation and general restructuring of the U.S. utility industry. From January 1 through April 24, 1995, TILTEC and the Company were parties to an Agreement, dated as of November 23, 1994, under which TILTEC provided Great Bay with approximately 1,000 square feet of furnished office space located within close proximity to the Seabrook Project at 20 Ladd Street in Portsmouth, New Hampshire, and administrative support services for a total fee of $3,500 per month.

     TILTEC and the Company entered into a new Expense Sharing Agreement, dated as of April 24, 1995 (the "New Expense Sharing Agreement"), superseding in its entirety the November 23, 1994 expense sharing agreement. Under the New Expense Sharing Agreement, TILTEC agreed to continue to provide to the Company approximately 1,000 square feet of furnished office space in Portsmouth, New Hampshire and administrative support services for a total fee of $7,400 per month. The New Expense Sharing Agreement provides for automatic one-year renewals and, as renewed, terminates on December 31, 1996. The New Expense Sharing Agreement may be terminated by either party upon 60 days' prior written notice.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Company's Board of Directors is responsible for establishing compensation policies with respect to the Company's executive officers. The objectives of the Company's executive compensation program are to establish compensation levels designed to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company so as to enhance stockholder value. Stock options granted under the 1995 Plan are a key component of the executive compensation program and are intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company's executives with the performance of the Company's Common Stock.

     To date, the Company has only two executive officers, both of whom serve pursuant to employment agreements. See "Employment Agreements."

     Upon the Company's emergence from bankruptcy in November 1994 and following negotiations with the former bondholders' committee, John A. Tillinghast, the President and Chief Executive Officer of the Company, entered into an employment agreement pursuant to which he was named the President of the

Company. In April 1995, Mr. Tillinghast entered into a new employment agreement approved by the Compensation Committee pursuant to which he was also named Chief Executive Officer of the Company. Under the new employment agreement, Mr. Tillinghast's annual salary remained at $95,000, the level at which he was compensated under his previous employment agreement.

     The Compensation Committee also granted Mr. Tillinghast an option exercisable for the purchase of 200,000 shares of the Company's Common Stock at an exercise price of $8.00 per share. The option vests with respect to 100,000 shares on the date of the 1996 Annual Meeting of Stockholders and with respect to the remaining 100,000 shares on April 24, 1997. See "Employment Agreements." In determining the number of shares covered by the option granted to Mr. Tillinghast, the Compensation Committee considered Mr. Tillinghast's cash compensation level as well as the scope of his duties and responsibilities as the sole executive officer of the Company at that time. This option grant reflects the Compensation Committee's policy of encouraging long-term performance and promoting retention while further aligning stockholders' and the executive's interests in the performance of the Company's Common Stock.

     In August 1995, the Compensation Committee approved a multi-year employment agreement with Frank W. Getman Jr. pursuant to which Mr. Getman agreed to serve as the Vice President, Secretary and General Counsel of the Company. The Compensation Committee established Mr. Getman's annual salary at a level determined to be appropriate in the judgment of the members of the Committee based on Mr. Getman's qualifications, experience and potential for sustained contributions to the Company's future growth. In connection with the employment agreement, Mr. Getman was granted an option exercisable for the purchase of 75,000 shares of the Company's Common Stock at an exercise price equal to the fair market value per share at the date of grant. The options vest over three years and, as in the case of the options granted to Mr. Tillinghast, are designed to encourage long-term performance and promote retention while further aligning stockholders' and the executive's interests in the performance of the Company's Common Stock.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and each of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Based on the compensation awarded to Mr. Tillinghast and Mr. Getman, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. While the Committee does not currently intend to qualify its incentive awards as a performance-based plan, it will continue to monitor the impact of
Section 162(m) on the Company.

                                          COMPENSATION COMMITTEE

                                          Kenneth A. Buckfire
                                          Walter H. Goodenough
                                          Andrew J. Kurtz
                                          Charles A. Leeds Jr.

COMPENSATION COMMITTEE AND INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Company's Compensation Committee are Messrs. Buckfire, Goodenough, Kurtz and Leeds. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of or member of the Compensation Committee of the Company.

STOCK PERFORMANCE GRAPH

     The following graph compares cumulative total stockholder return on the Company's Common Stock since April 17, 1995, the date on which the Company's Common Stock was first registered under Section 12 of the Exchange Act, with the cumulative total return for the S&P 500 Stock Index and the Philadelphia Stock Exchange Utility Index. This graph assumes the investment of $100 on April 17, 1995 in the Company's Common Stock, the S&P 500 Stock Index and UTY Philadelphia Stock Exchange Utility Index and assumes dividends are reinvested. Measurement points are at April 17, 1995 and December 31, 1995.

                           COMPARATIVE TOTAL RETURNS*
                   GREAT BAY CORP, S&P 500, UTY UTILITY INDEX
                     (Performance results through 12/31/95)


                              [CAMERA READY CHART]



                                    4/17/95                  12/31/95
      -----------------------------------------------------------------

      GBPW......................     $100.00                   $100.82

      S&P 500...................     $100.00                   $123.92

      UTY Index.................     $100.00                   $117.97
      -----------------------------------------------------------------
[FN]

  Assumes $100 invested at the close of trading on 4/17/95 in GBPW common stock, S&P 500, and UTY Utility Index.

* Cumulative total return assumes reinvestment of dividends.

                     APPROVAL OF THE 1995 STOCK OPTION PLAN

     On April 24, 1995, the Board of Directors adopted, subject to stockholder approval, the Company's 1995 Stock Option Plan (the "1995 Plan"). Under the terms of the 1995 Plan, the Company is authorized to grant options to purchase up to 600,000 shares of Common Stock to employees, officers or directors of, and consultants and advisors to, the Company and its subsidiaries. The Company may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") or nonstatutory options not intended to qualify as incentive stock options. The purpose of the 1995 Plan is to ensure that the Company may continue to attract and retain key employees, officers, directors, consultants and advisors who are expected to continue to contribute to the Company's growth and success. The text of the 1995 Plan is attached as Annex A to this Proxy Statement.

     The following is a summary of the material provisions of the 1995 Plan.

ADMINISTRATION AND ELIGIBILITY

     The 1995 Plan is administered by the Board of Directors, which may delegate any or all of its power to a committee appointed by the Board. Subject to the express provisions of the 1995 Plan, the Board shall have the authority to construe the respective option agreements, to prescribe, amend and rescind rules and regulations relating to the 1995 Plan and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the 1995 Plan.

     Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company, provided that incentive stock options may be granted only to persons who are eligible to receive such options under Section 422 of the Code. The granting of options to directors and officers shall be determined either (a) by the Board of Directors of which all members shall be "disinterested persons" (as defined in the 1995
Plan) or (b) by a committee of two or more directors having full authority to act on the matter, of which all members shall be "disinterested persons."

     The 1995 Plan provides for certain formula grants to non-employee directors. Each individual who was a non-employee director of the Company on January 1, 1995 received a grant of an option for 20,000 shares subject to approval of the 1995 Plan by the stockholders. The stock option agreements governing these options contain a contingent stock appreciation right provision substantially similar to the right possessed by the executive officers who have received options under the 1995 Plan. See "Employment Agreements." Every non-employee director who is first elected as a director after January 1, 1995 will receive a grant of an option for 20,000 shares upon his election. In addition, every non-employee director shall receive a grant of an option for 20,000 shares upon such director's first reelection to the Board and an additional grant of an option for 20,000 shares upon such director's second reelection to the Board. If a Change in Control of the Company (as defined below) occurs, there shall be granted to each non-employee director then serving an option for a number of shares equal to 60,000 reduced by the number of shares for which options were previously granted to such director; the exercise price for such option shall be the exercise price for the last option granted to the director prior to the Change in Control of the Company. Except as otherwise provided in the event of a Change in Control of the Company, the exercise price for an option granted to a non-employee director shall be 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option.

NUMBER OF SHARES AND EXERCISE PRICE

     Subject to adjustment as provided in the 1995 Plan, the maximum number of shares of Common Stock of the Company that may be issued and sold under the 1995 Plan is 600,000 shares. Subject to adjustment as provided in the 1995 Plan, the maximum number of shares with respect to which options may be granted to any individual other than non-employee directors under the 1995 Plan will not exceed 400,000 shares of Common Stock during the ten-year term of the 1995 Plan.

     The Board of Directors selects the exercise price per share of stock, provided the exercise price cannot be less than (a) 110% of the fair market value for incentive stock options granted to a holder of more than 10% of the Company's capital stock, (b) 100% of fair market value for incentive stock options generally and (c) 50% of fair market value for nonstatutory options. The option price may be paid in cash or shares of Common Stock owned by the optionee as provided in the 1995 Plan. The Board of Directors shall also determine the expiration of the option period, provided that (i) in the case of incentive stock options, the date shall not be later than 10 years after the date on which the option is granted, (ii) in the case of incentive stock options granted to a holder of more than 10% of the Company's capital stock, such date shall not be later than five years after the date on which the option is granted, and (iii) in all cases, options shall be subject to earlier termination as provided in the 1995 Plan.

TERMS OF OPTIONS

     All options are nontransferable other than by will or the laws of descent and distribution; provided, however, that nonstatutory options may be transferred by certain persons required to file reports under Section 16(a) of the Exchange Act pursuant to a qualified domestic relations order (as defined in Rule 16b-3 promulgated under the Exchange Act). Holders of incentive stock options may generally exercise such options up to three months after termination of employment; however, individual option agreements may designate a longer exercise period. Any exercise of an incentive stock option after such three-month period will be treated as the exercise of a non-statutory option under the 1995 Plan. If termination of employment results from death or disability, such options may be exercised up to one year after termination. Holders of nonstatutory options may exercise such options after termination of employment with the Company during the period specified in the applicable option agreement.

     The Board of Directors (or its appointed committee) determines when options granted under the 1995 Plan become exercisable (generally in installments at the rate of 33% or 50% per year). The Board of Directors may accelerate the date on which any option granted may be exercised or extend the period during which any particular option may be exercised, provided that no such extension shall be permitted if it would cause the 1995 Plan to fail to comply with Section 422 of the Code, or with Rule 16b-3 promulgated under the Exchange Act.

     In the event of a "Change in Control of the Company," the exercise dates of all options then outstanding shall be accelerated in full and any restriction on exercising outstanding options issued pursuant to the 1995 Plan prior to any given date shall terminate. For purposes of the 1995 Plan, a "Change in Control of the Company" shall have occurred if (i) any person becomes the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, (ii) during any period of two consecutive years ending during the term of the 1995 Plan, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were either Directors at the beginning of the period or whose election or whose nomination for election was previously so approved (collectively, the "Disinterested Directors") cease for any reason to constitute a majority of the Board of Directors, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (other than a merger or consolidation in which the stockholders of the Company own more than 50% of the combined voting power of the surviving entity, or a merger or consolidation effected to implement a recapitalization of the Company, or a merger or consolidation which has been approved by a majority of the Disinterested Directors), or (iv) the stockholders of the Company approve a plan of complete liquidation or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets which, in either case, has not previously been approved by a majority of the Disinterested Directors. Notwithstanding the foregoing, the Board of Directors may, by a resolution adopted by two-thirds of the Disinterested Directors, declare that any such event will not constitute a Change in Control of the Company.

     The Board of Directors shall have the authority, with the consent of the affected optionee, to cancel or amend any outstanding options under the 1995 Plan and to grant in substitution therefor new options covering the same or a different number of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the outstanding options.

     Subject to the prior approval of the Board of Directors, an optionee may elect to satisfy any tax withholding obligations with respect to shares issued upon exercise of options by causing the Company to withhold shares of Common Stock otherwise issuable upon the exercise of an option or by delivering to the Company shares of Common Stock then owned by such optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation.

AMENDMENT AND TERMINATION

     The Board of Directors may at any time modify or amend the 1995 Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to incentive stock options or under Rule 16b-3 promulgated under the Exchange Act with respect to options held by persons who are required to file reports pursuant to Section 16(a) of the Exchange Act, the Board of Directors may not effect such modification or amendment without such approval. The termination or any amendment of the 1995 Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted.

     In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions as to outstanding options: (a) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (b) provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (c) if the event involves a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionholders equal to the difference between the merger consideration per share and the exercise price per share for all then outstanding options and (d) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

     The 1995 Plan shall terminate with respect to incentive stock options upon the earlier of October 31, 2005, or the date on which all shares available for issuance under the 1995 Plan shall have been issued pursuant to the exercise or cancellation of options granted thereunder. The 1995 Plan shall terminate with respect to nonstatutory options on October 31, 2005.

     The 1995 Plan became effective when adopted by the Board of Directors, but no incentive stock option granted under the 1995 Plan shall become exercisable unless and until the 1995 Plan has been approved by the Company's stockholders.

     As option grants under the 1995 Plan are discretionary, except for options granted to non-employee directors pursuant to the formula set forth in the 1995 Plan, the Company cannot now determine the number of options to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees as a group. The number of such options will be determined by the Board of Directors, or a committee thereof, pursuant to the terms of the 1995 Plan. If the 1995 Plan is approved, each executive officer will receive options to purchase up to the number of shares of the Company's Common Stock set forth opposite his name below:

                               NEW PLAN BENEFITS

               GREAT BAY POWER CORPORATION 1995 STOCK OPTION PLAN

                                                                           DOLLAR         NUMBER
NAME AND POSITION                                                       VALUE ($)(1)     OF UNITS
-----------------                                                       ------------     --------
John A. Tillinghast...................................................    $100,000        200,000
  President and Chief Executive Officer

Frank W. Getman Jr....................................................           0         75,000
  Vice President, Secretary and General Counsel

Non-Executive Director Group..........................................      10,000         40,000

---------------
(1) Options are granted at an exercise price equal to the fair market value per share of the Company's Common Stock on the date of grant. The Dollar Value presented above (i) is based on the fair market value of the Common Stock on February 29, 1996 ($8.50) less the option exercise price multiplied by the number of options granted and (ii) assumes that stockholder approval of the 1995 Plan has been obtained.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 1995 Plan may be either "Incentive Stock Options," as defined in Section 422 of the Code, or nonstatutory options.

     Incentive Stock Options. If an option granted under the 1995 Stock Option plan is an Incentive Stock Option, the optionee will recognize no income upon grant or exercise of the incentive stock option, although the optionee will recognize alternative minimum taxable income upon exercise as described below. The Company will not be entitled to any expense deduction for federal income tax purposes. Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (a) two years from the grant of the option and (b) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on any subsequent sale of the shares will be treated as long-term capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of Incentive Stock Options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise.

     If the optionee sells the stock prior to the expiration of the Statutory Holding Period (a "disqualifying disposition"), he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (a) the fair market value of the stock on the date of exercise less the option price, or
(b) the amount realized on sale less the option price, and the Company will receive a corresponding business expense deduction. However, special rules may apply if the optionee is an officer, director or 10% stockholder of the Company. Any additional gain will be treated as long-term capital gain if the shares are held for one year or more prior to the sale and as short-term capital gain if the shares are held for a shorter period. If the optionee sells the stock for less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be a long-term capital loss if the shares are held for one year or more prior to the sale and a short-term capital loss if the shares are held for a shorter period.

     For purposes of the "alternative minimum tax" applicable to individuals an Incentive Stock Option is treated the same as a nonstatutory stock option. Thus, in the year of option exercise an optionee must generally include in his or her alternative minimum taxable income the difference between the exercise price and the fair market value of the stock on the date of exercise. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at a rate of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     Non-statutory Stock Options. All other options which do not qualify as Incentive Stock Options are referred to as non-statutory options. No taxable income is recognized by the optionee upon the grant of a non-statutory option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, where the optionee is an officer, director or 10% stockholder of the Company, the following special rules apply. If such a person exercises the option within six months of the date of grant, no income will be recognized by the optionee until six months have expired from the date the option was granted, and the income then recognized will include any appreciation in the value of the shares during the period between the date of exercise and the date six months after the date of grant, unless the optionee makes an election under Section 83(b) of the Code to have the difference between the exercise price and fair market value at the time of exercise recognized as ordinary income as of the time of exercise. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for one year or more.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAX UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1995 PLAN, DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

BOARD RECOMMENDATION

     The Board of Directors believes that the 1995 Plan is in the best interests of the Company and its stockholders and recommends a vote FOR the adoption of this proposal.

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

     The Board of Directors, on the recommendation of its Audit Committee, has selected the firm of Arthur Andersen LLP, independent public accountants, as accountants of the Company for the fiscal year ending December 31, 1996. Although stockholder approval of the Board of Directors' selection of Arthur Andersen LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board of Directors will reconsider its selection of Arthur Andersen LLP.

     Representatives of Arthur Andersen LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company at its principal office in Portsmouth, New Hampshire not later than November 22, 1996 for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors,

                                          FRANK W. GETMAN JR., Secretary

March 22, 1996

     THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                         ANNEX A

                          GREAT BAY POWER CORPORATION

                             1995 STOCK OPTION PLAN

                                 APRIL 24, 1995

1. PURPOSE.

     The purpose of this plan (the "Plan") is to secure for Great Bay Power Corporation (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2. TYPE OF OPTIONS AND ADMINISTRATION.

     (a) Types of Options. Options granted pursuant to the Plan may be either incentive stock options ("Incentive Stock Options") meeting the requirements of
Section 422 of the Code or Non-Statutory Options which are not intended to meet the requirements of Section 422 of the Code ("Non-Statutory Options").

     (b) Administration.

          (i) The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations which are, in the judgment of the Board of Directors, necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

          (ii) The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations and Section 3(b) of this Plan delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

     (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3. ELIGIBILITY.

     (a) General. Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company; provided, that the class of employees to whom Incentive Stock Options may be granted shall be limited to all employees of the Company and that options to directors shall only be granted pursuant to Section 3(c), below. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine. Subject to adjustment as provided in Section 15 below, the maximum number of shares with respect to which options may be granted to any employee under the Plan shall not exceed 400,000 shares of common stock during the ten-year term of the Plan. For the purpose of calculating such maximum number, (a) an option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or the issuance of a new option in substitution for a cancelled option shall be deemed to constitute the grant of a new additional option separate from the original grant of the option that is repriced or cancelled.

     (b) Grant of Options to Officers. From and after the registration of the Common Stock of the Company under the Exchange Act, the selection of an officer (as the term "officer" is defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by two or more directors having full authority to act in the matter, each of whom shall be a "disinterested person." For the purposes of the Plan, a director shall be deemed to be a "disinterested person" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time and also qualities as an "outside director" within the meaning of Section 162(m) of the Code, as such term is interpreted from time to time.

     (c) Grants of Options to Outside Directors. Each individual who was an outside director (i.e., a director who is not employed by the Company) on January 1, 1995 shall receive a grant of an option for 20,000 shares upon approval of this Plan by the shareholders of the Company. Every outside director who is first elected as a director after January 1, 1995 shall receive a grant of an option for 20,000 shares upon his election. In addition, every outside director shall receive a grant of an option for 20,000 shares upon such outside director's first reelection to the Board and an additional grant of an option for 20,000 shares upon such outside director's second reelection to the Board. If a Change in Control (as defined in Section 12(d) below) occurs there shall be granted to each outside director then serving an option for a number of shares equal to 60,000 reduced by the number of shares for which options were previously granted to such director; the exercise price for such option shall be the exercise price for the last option granted to the director prior to the Change in Control. No other awards of any kind shall be made to any outside director. Except as otherwise provided in the event of a Change in Control, the exercise price for an option granted under this Section 3(c) shall be 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option.

4. STOCK SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 600,000 shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. If shares issued upon exercise of an option under the Plan are tendered to the Company in payment of the exercise price of an option granted under the Plan, such tendered shares shall again be available for subsequent option grants under the Plan; provided, that in no event shall such shares be made available for issuance pursuant to exercise of Incentive Stock Options.

5. FORMS OF OPTION AGREEMENTS.

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6. PURCHASE PRICE.

     (a) General. Subject to Section 3(b) and 3(c), the purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

     (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised or (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board). The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

7. OPTION PERIOD.

     Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

8. EXERCISE OF OPTIONS.

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9. NONTRANSFERABILITY OF OPTIONS.

     Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that Non-Statutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

10. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11. INCENTIVE STOCK OPTIONS.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

     (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

          (ii) the option exercise period shall not exceed five years from the date of grant.

     (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

          (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

          (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12. ADDITIONAL PROVISIONS.

     (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised.

     (c) Vesting Upon Disability or Death. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of an optionee, all unvested options shall immediately vest.

     (d) Change in Control. Notwithstanding any other provision of the Plan and except as otherwise provided in the relevant option agreement, in the event of a "Change in Control of the Company" (as defined below), the exercise dates of all options then outstanding shall be accelerated in full and any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate. For purposes of the Plan, a "Change in Control of the Company" shall occur or be deemed to have occurred only if (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years ending during the term of the Plan (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (i), (iii) or
(iv) of this Section 12(d) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or whose nomination for election was previously so approved (collectively, the "Disinterested Directors"), cease for any reason to constitute a majority of the Board of Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities or (C) a merger or consolidation which has been approved by a majority of the Disinterested Directors; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets which, in either case, has not previously been approved by a majority of the Disinterested Directors. Notwithstanding the foregoing, the Board of Directors of the Company may, in its sole discretion, by a resolution adopted by two-thirds of the Disinterested Directors prior to the occurrence of any of the events otherwise constituting a Change in Control of the Company, declare that such event will not constitute a Change in Control of the Company for the purposes of the Plan. If such resolution is adopted, such event shall not constitute a Change in Control of the Company for any purpose of the Plan.

13. GENERAL RESTRICTIONS.

     (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14. RIGHTS AS A SHAREHOLDER.

     The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS AND RELATED TRANSACTIONS.

     (a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

     (b) Board Authority to Make Adjustments.  Any adjustments under this
Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16. MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

     (a) General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

     (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17. NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18. OTHER EMPLOYEE BENEFITS.

     Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19. AMENDMENT OF THE PLAN.

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3. The provisions of Section 3(c), above, which relate to formula grants to outside directors may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

20. WITHHOLDING.

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

21. CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22. EFFECTIVE DATE AND DURATION OF THE PLAN.

     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, options previously granted under the Plan shall not vest and shall terminate and no options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular person) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors. Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23. PROVISION FOR FOREIGN PARTICIPANTS.

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

                                          Adopted by the Board of Directors on
                                          April 24, 1995.

                                          Approved by the Stockholders on

       ------------------------------------------------------------------------.

                                     [LOGO]

                        [LOGO] Printed on Recycled Paper

                          GREAT BAY POWER CORPORATION

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 16, 1996

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
        DIRECTORS OF THE COMPANY AND SHOULD BE RETURNED
        AS SOON AS POSSIBLE TO BOSTON FINANCIAL DATA
        SERVICES, INC.

     The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John
A. Tillinghast and Frank W. Getman Jr., and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of GREAT BAY POWER CORPORATION (the "Company") to be held at the the Grand Hyatt New York, Palace Room, Park Avenue at Grand Central, New York, New York 100__, on Tuesday, April 16, 1996, at 10:00 a.m., Eastern Standard Time, and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

1.    To elect the following Directors (except as marked below):

          Kenneth A. Buckfire      Charles A. Leeds Jr.
          Andrew J. Kurtz          John A. Tillinghast


   / /       FOR all nominees               / /     AGAINST
            (except as marked below)                all nominees

     (Instruction: To vote against an individual nominee, write the name of such nominee(s) in the space provided below)





2.   To approve the Company's 1995 Stock Option Plan.


     / /     FOR         / /    AGAINST       / /     ABSTAIN


3. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year.


     / /     FOR         / /    AGAINST       / /     ABSTAIN


4. To transact such other business as may properly come before the meeting or any adjournment thereof.


     / /     FOR         / /    AGAINST       / /     ABSTAIN



     MARK HERE                      MARK HERE
     FOR ADDRESS        / /         IF YOU PLAN       / /
     CHANGE AND                     TO ATTEND
     NOTE AT LEFT                   THE MEETING


                              Dated: ______________________, 1996

                              ___________________________________
                                        Signature



                              ___________________________________
                                   Signature if held jointly

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.